SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): November 2, 2009

VANITY EVENTS HOLDING, INC.
 (Exact name of Company as specified in charter)

Delaware	000- 52524	43-2114545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

43 West 33rd Street, Suite 600
New York, NY 1001
(Address of principal executive offices) (zip code)

Copies to:
Richard A. Friedman, Esq.
Jonathan R. Shechter, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2009, Mr. Robert Wagschal, a Director of Vanity Events Holding, Inc. (the “Company”) resigned and thereby terminated his service as Director effective November 2, 2009. Mr. Wagschal resigned to pursue other interests. There was no disagreement or dispute between Mr. Wagschal and the Company which led to his resignation.

Item 9.01 Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANITY EVENTS HOLDING, INC.

Dated: November 6, 2009	By:	/s/ Steven Moskowitz
Name: Steven Moskowitz
Title: Chief Executive Officer